UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

(Date of Report) Date of earliest event reported: October 30, 2003

WASTE MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12154 (Commission File Number)	73-1309529 (I.R.S. Employer Identification Number)

1001 Fannin Street, Suite 4000 Houston, Texas (Address of principal executive offices)		77002 (Zip Code)

(713) 512-6200 (Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of Waste Management, Inc. dated October 30, 2003 announcing results of operations for the quarter ended September 30, 2003.

Item 12. Results of Operations and Financial Condition.

     The Company issued a press release on October 30, 2003 announcing its results of operations for the quarter ended September 30, 2003. A copy of that release is furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: October 30, 2003	By: /s/ David P. Steiner David P. Steiner Executive Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release of Waste Management, Inc. dated October 30, 2003 announcing results of operations for the quarter ended September 30, 2003.